EXHIBIT 32.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF W. RANDALL FOWLER, PRESIDENT
OF ENTERPRISE PRODUCTS HOLDINGS LLC, THE GENERAL PARTNER OF
ENTERPRISE PRODUCTS PARTNERS L.P.

In connection with this annual report of Enterprise Products Partners L.P. (the "Registrant") on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Randall Fowler, President of Enterprise Products Holdings LLC, the General Partner of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   February 26, 2016

/s/ W. Randall Fowler
Name:	W. Randall Fowler
Title:	President of Enterprise Products Holdings LLC, the General Partner of Enterprise Products Partners L.P.